                                                                    EXHIBIT 31.2

          CERTIFICATIONS OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
                PURSUANT TO EXCHANGE ACT RULES 13A-14 AND 15D-14
        AS ADOPTED PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

         I, Edward Terino, Senior Vice President of Finance and Chief Financial Officer of Art Technology Group, Inc., certify that:

                  1. I have reviewed this quarterly report on Form 10-Q of Art Technology Group, Inc. for the quarter ended March 31, 2004;

                  2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                  3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

                  4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                           a) Designed such disclosure controls and procedures,
                  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                           b) [Paragraph omitted in accordance with SEC
                  transition instructions contained in release 34-47986]

                           c) Evaluated the effectiveness of the registrant's
                  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                           d) Disclosed in this report any change in the
                  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

                  5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                           a) All significant deficiencies and material
                  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                           b) Any fraud, whether or not material, that involves
                  management or other employees who have a significant role in the registrant's internal control over financial reporting.

                             /s/ EDWARD TERINO
                             ---------------------------------------------------
                                                      Edward Terino
                                        Senior Vice President, Finance and Chief
                                         Financial Officer (principal financial
                                                 and accounting officer)

Date: May 10, 2004